MASSMUTUAL SELECT FUNDS
MassMutual Select Fundamental Value Fund
(the “Fund”)
Supplement dated March 29, 2021 to the
Prospectus dated February 1, 2021 and the
Summary Prospectus dated February 1, 2021
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The following information supplements the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (page 36 of the Prospectus):
Joshua White, CFA is a portfolio manager for Boston Partners’ Large Cap Value portfolios. He has managed the Fund since February 2021.
The following information supplements the information for Boston Partners Global Investors, Inc. found on pages 137 to 138 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Joshua White, CFA

is a portfolio manager for Boston Partners’ Large Cap Value portfolios and a portion of the Fundamental Value Fund. Mr. White’s previous experience includes managing a portion of the Boston Partners Long/Short Research strategy while covering multiple economic sectors, including basic industries, consumer durables, and capital goods. Mr. White was also a portfolio manager on the Boston Partners Global Equity and International Equity strategies and before that, he was a global generalist providing fundamental research on global equities. Mr. White has 14 years of industry experience.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-21-04
FV-21-02

MASSMUTUAL SELECT FUNDS
MassMutual Select Fundamental Value Fund
(the “Fund”)
Supplement dated March 29, 2021 to the
Statement of Additional Information dated February 1, 2021
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
The following information replaces similar information for Boston Partners Global Investors, Inc. (“Boston Partners”) related to the Fund found on page B-308 in the section titled Appendix C — Additional Portfolio Manager Information:
The portfolio managers of the Fundamental Value Fund are David T. Cohen, Mark E. Donovan, Stephanie McGirr, David J. Pyle, and Joshua White.
The following information supplements the information for Boston Partners found beginning on page
B-308 in the section titled Appendix C — Additional Portfolio Manager Information:
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Joshua White
Registered investment companies**	4	$2,600,715,420	0	$0
Other pooled investment vehicles	7	$3,222,341,602	0	$0
Other accounts	26	$1,654,586,419	0	$0

*
The information provided is as of December 31, 2020.

**
Does not include the Fundamental Value Fund.

Ownership of Securities:
As of December 31, 2020, the portfolio manager did not own any shares of the Fundamental Value Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI B3001M-21-05